EXHIBIT 12.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Gregory Feller, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 20-F/A of Mogo Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 6, 2020	By:	/s/ Gregory Feller
	Name:	Gregory Feller
	Title:	President and Chief Financial Officer